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                                                                 EXHIBIT 10.22.7

                                ESCROW AGREEMENT


         This Escrow Agreement (the "Escrow Agreement") dated as of November 29, 2000 (the "Effective Date") by and between Probex Fluids Recovery, Inc. (the "Company") and Wilmington Trust Company, as escrow agent hereunder (the "Escrow Agent"), and for the benefit of the investors set forth in Schedule 1 hereto (together with their successors and assigns and including any holders of the Notes (as defined below), collectively, referred to herein as the "Noteholders").

WHEREAS, the Company and the Noteholders have entered into that certain Note Purchase Agreement (the "Purchase Agreement") for the purchase by the Noteholders of certain 7% Senior Secured Convertible Notes Due November 28, 2004 (the "Notes") from the Company; and

WHEREAS, pursuant to the Purchase Agreement there is required to be deposited in escrow by the Company certain funds as set forth on Schedule 2, and such funds are to be held by the Escrow Agent subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. APPOINTMENT. The Company and the Noteholders hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2. ESCROW FUND. Simultaneous with the execution and delivery of this Escrow Agreement, the Company is depositing with the Escrow Agent the sum indicated as the escrow deposit on Schedule 2 (the "Escrow Deposit"). The Escrow Agent shall hold the Escrow Deposit and, subject to the terms and conditions hereof, shall invest and reinvest the Escrow Deposit and the proceeds thereof (the "Escrow Fund") as directed in Section 3.

3. INVESTMENT OF ESCROW FUND. During the term of this Escrow Agreement, the Escrow Fund shall be invested and reinvested by the Escrow Agent upon the terms and conditions set forth in this Escrow Agreement or in such other investments as shall be directed in writing by the Company and the Noteholders holding at least 66 2/3% of the principal amount of the Notes at the time outstanding (exclusive of the Notes then owned by the Company or any of its affiliates including officers and directors of the Company) (the "Requisite Noteholders") and as shall be acceptable to the Escrow Agent. In the absence of investment instructions from the Company and the Requisite Noteholders, the Escrow Agent shall invest the Escrow Fund in the U.S. Government Portfolio of the Wilmington Funds (the "Fund"), a mutual fund managed by Rodney Square Management Corporation, a subsidiary of the Escrow Agent. The parties acknowledge that shares in this Fund are not obligations of the Escrow Agent, are not deposits and are not insured by the FDIC. The Escrow Agent or its affiliate is compensated by the Fund for services rendered in its capacity as investment advisor, custodian and/or transfer agent, and such compensation is both described in detail in the prospectus for the Fund, and is in addition to the compensation, if any, paid to the Escrow Agent in its capacity as escrow agent hereunder. All investment orders involving U.S. Treasury obligations, commercial paper and other direct investments may be executed through broker-dealers selected by the Escrow Agent (which shall include affiliates of the Escrow Agent). Periodic statements will be provided to the Company and the Noteholders reflecting transactions executed on behalf of the Escrow Fund. The Company and any Noteholder, upon written request, will receive a statement of transaction details upon completion of any securities transaction in the Escrow Fund without any additional cost. The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Escrow Agreement. The Escrow Agent shall have no liability for any loss sustained as a result of any investment in the Fund or any investment made pursuant to the instructions of the parties hereto or as a result of any liquidation of any investment prior to its maturity or for the failure of the parties to give the Escrow Agent instructions to invest or reinvest the Escrow Fund.

4. DISPOSITION AND TERMINATION. The Escrow Agent shall deliver the Escrow Fund as follows:



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         (i)      Before July 1, 2001, the Escrow Agent shall not release any funds from the Escrow Fund, except pursuant to written instructions executed by both the Company and the Requisite Noteholders;

         (ii) On or after July 1, 2001, until December 31, 2001, the Escrow Agent shall release funds from the Escrow Fund upon written notification from the Company from time to time, provided, however, the Company may withdraw no more than $250,000 from the Escrow Fund during each of the third and fourth calendar quarters of 2001, as needed, and all such withdrawals shall be for budgeted capital expenditures made in the ordinary course of business. The Escrow Agent will notify the Noteholders in writing of each such withdrawal, and if no written objection from the Requisite Noteholders is received by the Escrow Agent within ten days of the delivery of such notice to the Noteholders, the Escrow Agent shall deliver the requested funds to the Company; and

         (ii) After December 31, 2001, the Escrow Agent shall release all or a portion of the remaining funds from the Escrow Fund upon written notification from the Company from time to time, as needed, and all such withdrawals shall be for capital expenditures made in the ordinary course of business.

Upon delivery of the entire Escrow Fund by the Escrow Agent, this Escrow Agreement shall terminate, subject to the provisions of Section 9.

5. ESCROW AGENT. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Escrow Agreement and the use of the proceeds withdrawn from the Escrow Fund by the Company pursuant to this Escrow Agreement. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Fund. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent's gross negligence or willful misconduct was the primary cause of any loss to the Company or the Noteholders. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys (and shall be liable only for the careful selection of any such agent or attorney) and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Escrow Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction. Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

6. DISPUTES. If the Requisite Noteholders give written notice to the Escrow Agent objecting to any withdrawal as provided in Section 4(ii) or in the event the Escrow Agent receives conflicting instructions under this Escrow Agreement, the Company and the Requisite Noteholders shall have 45 days to submit a joint written instruction to the Escrow Agent. If a joint written instruction from the Company and the Requisite Noteholders is not received by the Escrow Agent after such 45 day period, any such conflicts shall be resolved in a court of competent jurisdiction. The Escrow Agent shall be fully protected in refraining from acting until such conflict is resolved to the satisfaction of the Escrow Agent. In addition, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties, and the parties shall pay all costs, expenses and disbursements in connection therewith, including reasonable attorneys' fees.



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7. SUCCESSION. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving 10 days advance notice in writing of such resignation to the other parties hereto specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to any amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of the Escrow Agreement. Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent's corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.

8. FEES. The Company agrees to (i) pay the Escrow Agent upon execution of this Escrow Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing shall be as described in Schedule 2 attached hereto, and (ii) pay or reimburse the Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorney's fees and expenses, incurred or made by it in connection with the preparation, execution, performance, delivery, modification and termination of this Escrow Agreement.

9. INDEMNITY. The Company shall indemnify, defend and save harmless the Escrow Agent and its directors, officers, agents and employees (the "indemnitees") from all loss, liability or expense (including the fees and expenses of in house or outside counsel) arising out of or in connection with (i) the Escrow Agent's execution and performance of this Escrow Agreement, except in the case of any indemnitee to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of such indemnitee, or (ii) its following any instructions or other directions from the Company or the Noteholders, except to the extent that its following any such instruction or direction is expressly forbidden by the terms hereof. The parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement. The parties hereby grant the Escrow Agent a lien on, right of set-off against and security interest in the Escrow Fund for the payment of any claim for indemnification, compensation, expenses and amounts due hereunder.

10. TINS. The Company and each Noteholder represents that its correct Taxpayer Identification Number ("TIN") assigned by the Internal Revenue Service or any other taxing authority is set forth in Schedule 1. All interest or other income earned under the Escrow Agreement shall be allocated and/or paid as directed in a joint written direction of the Company and the Noteholders and reported by the recipient to the Internal Revenue Service or any other taxing authority. Notwithstanding such written directions, Escrow Agent shall report and, as required withhold any taxes as it determines may be required by any law or regulation in effect at the time of the distribution. In the absence of timely direction, all proceeds of the Escrow Fund shall be retained in the Escrow Fund and reinvested from time to time by the Escrow Agent as provided in Section 3. In the event that any earnings remain undistributed at the end of any calendar year, Escrow Agent shall report to the Internal Revenue Service or such other authority such earnings as it deems appropriate or as required by any applicable law or regulation or, to the extent consistent therewith, as income to the Company. In addition, Escrow Agent shall withhold any taxes it deems appropriate and shall remit such taxes to the appropriate authorities.

11. NOTICES. All communications hereunder shall be in writing and shall be deemed to be duly given and received:

     (i) upon delivery if delivered personally or upon confirmed transmittal if by facsimile;

     (ii) on the next Business Day (as hereinafter defined) if sent by overnight courier; or

     (iii) four (4) Business Days after mailing if mailed by prepaid registered mail, return receipt requested, to the appropriate notice address set forth on Schedule 1 or at such other address as any party hereto may have furnished to the other parties in writing by registered mail, return receipt requested.

Notwithstanding the above, in the case of communications delivered to the Escrow Agent pursuant to (ii) and (iii) of this Section 11, such communications shall be deemed to have been given on the date received by the Escrow Agent.



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In the event that the Escrow Agent, in its sole discretion, shall determine that an emergency exists, the Escrow Agent may use such other means of communication as the Escrow Agent deems appropriate. "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth on Schedule 1 is authorized or required by law or executive order to remain closed.

12. SECURITY PROCEDURES. In the event funds transfer instructions are given (other than in writing at the time of execution of this Escrow Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on schedule 3 hereto ("Schedule 3"), and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by the Company or the Noteholders to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated. The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

13. MISCELLANEOUS. The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by all of the parties hereto. Neither this Escrow Agreement nor any right or interest hereunder may be assigned in whole or in part by any party, except as provided in Section 7, without the prior consent of the other parties. This Escrow Agreement shall be governed by and construed under the laws of the State of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of the courts located in the State of New York. The parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement. No party to this Escrow Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, floods, strikes, equipment or transmission failure, or other causes reasonably beyond its control. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the 29th day of November 2000.

                                       WILMINGTON TRUST COMPANY
                                       AS ESCROW AGENT

                                       By: /s/ JOSEPH B. FEIL
                                          --------------------------------------


                                       PROBEX FLUIDS RECOVERY, INC.


                                       By: /s/ BRUCE A. HALL
                                          --------------------------------------
                                       Name: Bruce A. Hall
                                             -----------------------------------
                                       Title: Vice President
                                             -----------------------------------



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